CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Thistle Group Holdings, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, John F. McGill, Jr.,Chief Executive Officer, and Jerry Naessens, Chief Financial Officer, certify, pursuant to 18 U.S.C. ' 1350, as adopted pursuant to ' 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/John F. McGill, Jr.                               /s/Jerry Naessens
--------------------------------                     --------------------------
John F. McGill, Jr.                                  Jerry Naessens
Chief Executive Officer                              Chief Financial Officer




November 14, 2002